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                                                                   EXHIBIT 99.16


                             STOCKHOLDERS AGREEMENT

         This STOCKHOLDERS AGREEMENT (this "Agreement"), dated as of October 15, 2002, between The Williams Companies, Inc., a Delaware corporation ("TWC"), and WilTel Communications Group, Inc., a Nevada corporation (the "Company") shall become effective in accordance with Section 4.1 herein.

         WHEREAS on September 30, 2002, the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") confirmed the Second Amended Joint Chapter 11 Plan of Reorganization of Williams Communications Group, Inc., a Delaware corporation ("WCG") and CG Austria, Inc., dated August 12, 2002 (as amended and confirmed by the Bankruptcy Court) (the "Plan");

         WHEREAS, in connection with the Bankruptcy Court's confirmation of the Plan, the Company, Leucadia National Corporation, a New York corporation ("Leucadia"), TWC and The Bank of New York, a New York banking institution have entered into an Escrow Agreement dated as of October 15, 2002 (the "Escrow Agreement"), pursuant to which the parties have agreed, among other things, that pursuant to the terms of Section 5(1) of the Escrow Agreement, TWC shall become a holder of shares of the Company's common stock (the "Release");

         NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:

                                 I. DEFINITIONS

                  1.1 Definitions. In addition to the terms defined elsewhere herein, the following terms have the following meanings when used herein:

                  "Affiliate" of any Person means any other Person, that, directly or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such Person; and, for the purposes of this definition only, "control" (including the terms "controlling", "controlled by" and "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management, policies or activities of a Person whether through the ownership of securities, by contract or agency or otherwise; provided that as such term is used in this Agreement TWC shall not be included as an Affiliate of the Company.

                  "Articles of Incorporation" means the Company's Articles of Incorporation, as in effect from time to time.

                  "Board" means the Board of Directors of the Company.

                  "Committee Independent Company Director" shall mean the following four Independent Company Directors: John Patrick Collins, William H. Cunningham, Michael Diament and Michael P. Ressner, and any Replacement Committee Independent Company Director Nominee (as defined below) who is duly appointed or elected to the Board as provided in Section 3.4 herein.



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                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                  "Independent Company Director" means an individual who is a member of the Board who (a) is "independent" of the Company within the meaning of (i) the rules of the New York Stock Exchange or if the Company is listed or traded on another stock exchange, the principal stock exchange on which the Company's Common Stock is listed or traded and (ii) applicable rules of the Securities and Exchange Commission, in each case as may be in effect from time to time, (b) is not a Related TWC Party pursuant to any of clauses (a) - (d) of the definition of Related TWC Party, and (c) is not an officer or employee of the Company or any of its Affiliates; provided however each of the TWC Designees who meet the provisions of the foregoing clauses (a) through (c) shall be deemed to be Independent Company Directors for purposes of this Agreement.

                  "Initial Period" means the period commencing on the date of this Agreement and ending on the second anniversary of the Plan Effective Date.

                  "Investor" means TWC and its Affiliates.

                  "New Investment" means any acquisition by any Person of direct or beneficial ownership from the Company of at least 10% of the Company's Voting Securities on a fully-diluted basis.

                  "New Investor" means any Person who makes a New Investment.

                  "Person" means an individual, a corporation, a partnership, a limited partnership, a limited liability company, an association, a trust or other entity or organization, including without limitation a government or political subdivision or an agency or instrumentality thereof.

                  "Plan Effective Date" means October 15, 2002.

                  "Related TWC Party" means any of the following: (a) an individual who is not "independent" of the Investor within the meaning of the rules of the New York Stock Exchange and applicable rules of the Securities and Exchange Commission, in each case as may be in effect from time to time, (b) an individual who is an Affiliate of TWC or an officer, director or employee of an Investor, (c) an individual or entity that is the beneficial owner of more than 10% of the voting power of an Investor, (d) an individual or entity that has any relationship of the type that would be required to be disclosed by an Investor under Item 404(b) of Regulation S-K under the Exchange Act and the Securities Act if the Investor were the "registrant" and the individual was a director or nominee for election as a director to the board of directors of the Investor, and (e) any TWC Designee that is not an Independent Company Director.

                  "Securities" means the Common Stock, all other equity or debt securities of the Company and its subsidiaries and all other securities convertible into, exchangeable for or exercisable for any such securities (whether immediately or otherwise).

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.



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                  "Subsidiary" means any corporation or other organization,
whether incorporated or unincorporated, of which such party directly or indirectly owns or controls more than 50% of the securities or other interests having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions.

                  "Third Party Sale Transaction" means any of the following that has not been approved or recommended by a majority of the members of the Board:
(i) any tender or exchange offer for Voting Securities made by a Person other than (A) the Company or one of its wholly owned Subsidiaries or (B) directly or indirectly, the Investor or (ii) any merger, consolidation, business combination, sale of all or substantially all of the assets of the Company and its Subsidiaries, dissolution, liquidation, restructuring, recapitalization or similar transaction of or involving the Company.

                  "Transfer" means a transfer, sale, assignment, pledge, hypothecation or disposition.

                  "TWC Released Shares" means the Common Stock transferred by Leucadia to TWC in connection with the Release and in accordance with the terms of the Escrow Agreement.

                  "Voting Securities" means all securities entitled to vote generally in the election of directors of the Company (without giving effect to any limitations on voting in this Agreement).

                       II. LIMITATIONS ON TRANSFER BY TWC

                  2.1 Transferability. During the Initial Period, TWC may only Transfer direct or beneficial ownership of the TWC Released Shares so long as that (i) as a result of such Transfer TWC is not in violation of its obligations under Article IV, Section 3.C. of the Articles of Incorporation; provided that nothing in this Section 2.1 shall be construed as to waive any of the provisions of Article IV, Section 3.C. of the Articles of Incorporation with respect to any such transferee; (ii) such Transfer is not to Leucadia or an Affiliate of Leucadia in a privately negotiated transaction, and (iii) such Transfer complies with Section 2.2 herein.

                  2.2 Other Restrictions. TWC may tender any Securities beneficially owned by it in connection with, and may give a proxy to vote or otherwise agree to vote its Voting Securities for or otherwise support, any Third Party Sale Transaction, provided, however, that, until the fifth anniversary of the Plan Effective Date, as a condition to such tender, proxy, vote or support, TWC will require, as a condition to the effectiveness of such tender, proxy, vote or agreement that the Persons or Persons proposing to be parties to the Third Party Sale Transaction (the "Third Party") agree for the benefit of the holders of Voting Securities that are not beneficially owned by TWC that (i) the consideration payable to holders of each class of Voting Securities in the Third Party Sale Transaction will be the same form of consideration payable and at least equal in value to the consideration payable to any other holders of the same class of Voting Securities in the Third Party Sale Transaction (including for these purposes any consideration otherwise directly or indirectly paid to TWC in respect of Voting Securities beneficially owned by it from such proposing Person or Persons in any transaction or series of transactions related to the Third Party Sale Transaction), and (ii) all holders of Voting Securities




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will be provided the opportunity to participate in the Third Party Sale
Transaction, provided that all holders of Voting Securities, including without limitation, TWC, will be subject to pro ration if the number of Voting Securities sought to be acquired by the Third Party is less than all of the issued and outstanding Voting Securities.

                     III. BOARD REPRESENTATION; CONSULTATION

              3.1 Nomination and Voting for TWC Designees. (a) From and after the date of the Release, at each election of members of the Board, the Company will use its best efforts to ensure that the Board nominates for election (or reelection) and solicits votes of stockholders of the Company for the election of (i) for so long as TWC and its Affiliates beneficially own at least 20% of the Common Stock issued and outstanding at such time, at least two persons designated by TWC for election to the Board (each, a "TWC Designee"); and (ii) for so long as TWC and its Affiliates beneficially own at least 10% of the Common Stock issued and outstanding at such time, at least one TWC Designee. Each TWC Designee will, at all times during his or her service on the Board, be qualified to serve as a director of the Company under any applicable law, rule or regulation imposing or creating standards or eligibility criteria for individuals serving as directors of organizations such as the Company. If at any time, an individual TWC Designee is not so qualified, TWC will have the opportunity to replace such individual with a qualified TWC Designee.

                  (b) Each TWC Designee will serve until his successor is elected and qualified or until his earlier resignation, retirement, disqualification, removal from office, or death.

                  (c) If any TWC Designee ceases to be a director of the Company for any reason, the Company will promptly upon the request of TWC use its best efforts to cause a person designated by TWC to replace such director if TWC is so entitled.

                  (d) TWC agrees to cause the applicable number of TWC Designees to promptly resign in the event TWC's beneficial ownership of Common Stock declines such that TWC and its Affiliates would no longer have the right to designate such person.

                  (e) The Company will use its best efforts to cause at least one (1) TWC Designee designated by TWC to be included on each committee of the Board, unless no TWC Designee satisfies any applicable law, rule or regulation imposing or creating standards or eligibility criteria for individuals serving as members of committees of such type. The Company will use its best efforts to
(i) cause the nominating committee of the Board (the "Nominating Committee") to consist of two (2) members and (ii) cause one (1) of the members of the Nominating Committee to be a TWC Designee designated by TWC to serve on that committee and the other member of the Nominating Committee to be an Independent Company Director. TWC and the Company agree that to the extent the members of the Nominating Committee are unable to agree on the identity of any of the individuals to be nominated for election to the Board on or before the latest time at which the Company can reasonably meet its obligations with respect to printing and mailing a proxy statement for an annual meeting of Company stockholders, the Board (by majority vote of all current members) shall select Persons to be




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nominated for those remaining Board seats as to which the Nominating Committee has not agreed on the individual to be nominated.

                  3.2 Access. The Company will, and will cause its Subsidiaries and each of the Company's and its Subsidiaries' officers, directors, employees, agents, representatives, accountants and counsel to: (a) afford the officers, employees and authorized agents, accountants, counsel, financing sources and representatives of TWC reasonable access, during normal business hours, to the offices, properties, other facilities, books and records of the Company and each Subsidiary and to those officers, directors, employees, agents, accountants and counsel of the Company and of each Subsidiary who have any knowledge relating to the Company or any Subsidiary and (b) furnish to the officers, employees and authorized agents, accountants, counsel, financing sources and representatives of TWC, such additional financial and operating data and other information regarding the assets, properties and goodwill of the Company and its Subsidiaries (or legible copies thereof) as TWC may from time to time reasonably request (other than information and material from the Company's counsel which is subject to the attorney/client privilege, which information and material will be made available to the TWC Designees in their capacity as members of the Board).

                  3.3 Independent Board. Each Investor will use its best efforts to cause the Board at all times during the Initial Period to be comprised of no more or less than seven (7) directors, four (4) of whom shall be Independent Company Directors, one (1) of whom shall be the Chief Executive Officer of the Company (or such other executive officer of the Company as is designated by a majority of the Board) and two (2) of whom shall be TWC Designees; provided, however, that in the event of a New Investment, each Investor will use its best efforts to cause the Board to be comprised of no less than seven (7) and no more than nine (9) directors, four (4) of whom shall be Independent Company Directors, one (1) of whom shall be the Chief Executive Officer of the Company (or such other executive officer of the Company as is designated by a majority of the Board), two (2) of whom shall be TWC Designees and up to two (2) of whom shall be designated by the New Investor for election to the Board.

                  3.4 Replacement Committee Independent Company Directors.

                  (a) During the Initial Period, the Company and TWC will use their best efforts to ensure that there shall be a nominating committee consisting of all of the then existing Committee Independent Company Directors (the "Independent Nominating Committee"). The Independent Nominating Committee shall not be deemed to be a committee of the Board and shall be constituted solely for the purposes of Section 3.4(b) below.

                  (b) If, during the Initial Period, any Committee Independent Company Director resigns, is disqualified, is removed, or dies, then a majority of the Independent Nominating Committee shall select two (2) nominees to replace such Committee Independent Company Director (a "Replacement Committee Independent Company Director Nominee"), and shall promptly notify TWC of those nominees in writing. TWC will then have 14 days from the receipt of such notice to reject one (1) of those nominees by giving the Independent Nominating Committee written notice of such rejection; provided, however, that this time shall be extended if TWC requests to meet the nominees; provided, further, that TWC shall give written notice of such rejection no later than three (3) days after the later of such meetings with each nominee.




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TWC will use its reasonable best efforts to meet the nominees, if so requested, as soon as practicable. If TWC gives timely notice of such a rejection, then the other nominee will automatically become a Replacement Committee Independent Company Director Nominee. If TWC does not timely reject a nominee, then a majority of the Independent Nominating Committee will select which of the two
(2) nominees shall become a Replacement Committee Independent Company Director Nominee. Upon completion of this selection process, the Company and TWC will use their best efforts to cause the Replacement Committee Independent Company Director Nominee to be appointed to the Board.

              (c) If there are no remaining Committee Independent Company Directors (because each has resigned, been disqualified, been removed or died or intends to resign, or will be disqualified or be removed), a majority of the departing Committee Independent Company Directors shall select Replacement Committee Independent Company Director Nominees pursuant to (b) above.

              3.5 Voting for Company Nominees. During the Initial Period, each Investor will vote all Voting Securities that it beneficially owns at any meeting of stockholders at which there is an election of directors, or will execute written consents for such purpose at the request of the Company, for (i) the election of any of the Committee Independent Company Directors upon expiration of any Committee Independent Company Director's term, and (ii) the election of any Replacement Committee Independent Company Director Nominee who has been selected pursuant to the procedures detailed in Section 3.4 above.

              3.6 Confidentiality. (a) Each Investor agrees to maintain, and to cause each of its directors, officers, employees and other representatives (including any TWC Designee) to maintain, the confidentiality of all information obtained by the Investor pursuant to Section 3.2 hereof, and not to use such information for any purpose other than the evaluation of such Investor's investment in the Company and the exercise by TWC Designees of their fiduciary duties as directors of the Company.

                  (b) Notwithstanding the foregoing, the confidentiality obligations of Section 3.6(a) will not apply to information obtained other than in violation of this Agreement: (i) which any Investor or any of its officers, employees, representatives, consultants or advisors is required to disclose by judicial or administrative process, or by other requirements of applicable law or any governmental authority, provided that where and to the extent practicable the disclosing party gives the other party reasonable notice of any such requirement and the opportunity to seek appropriate protective measures and cooperates with such party in attempting to obtain such protective measures;
(ii) which becomes available to the public other than as a result of a breach of
Section 3.6(a); (iii) which has been provided to any Investor or any of its officers, employees, representatives, consultants or advisors by a third party who obtained such information other than from any such Person or other than as a result of a breach of Section 3.6(a); or (iv) which is required to enable such Investor to enforce its rights hereunder.

                  (c) The restrictions contained in this Section 3.6 will continue to apply to each Investor for a period of two years following the termination of this Article III pursuant to Section 4.2(a).




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                        IV. EFFECTIVENESS AND TERMINATION

              4.1 Effectiveness. This Agreement will become effective with no other action by the parties immediately upon the occurrence of the Release, and until that time this Agreement shall have no force or effect.

              4.2 Termination The provisions of this Agreement will terminate, and be of no further force or effect (other than with respect to prior breaches), as follows:

                  (a) Article III will terminate at such time as the Investor shall cease to have the right to designate a TWC Designee.

                  (b) Any portion or all of this Agreement will terminate and be of no further force and effect upon a written agreement of the parties to that effect.

                  (c) Notwithstanding Sections 4.2 (a) and (b) above, this Agreement shall terminate and be of no further force and effect as if it had never existed as to TWC and its Affiliates immediately upon the release of the Escrowed Property in accordance with Section 4.1 of the Escrow Agreement.

                                V. MISCELLANEOUS

              5.1 Company Action. Any action or determination not to act by the Company under this Article V shall only be at the direction of a majority of the Independent Company Directors.

              5.2 Specific Performance. The parties agree that any breach by any of them of any provision of this Agreement would irreparably injure the Company or any Investor, as the case may be, and that money damages would be an inadequate remedy therefor. Accordingly, the parties agree that the other parties will be entitled to one or more injunctions enjoining any such breach and requiring specific performance of this Agreement and consent to the entry thereof, in addition to any other remedy to which such other parties are entitled at law or in equity.

              5.3 Notices. All notices, requests and other communications to either party hereunder will be in writing (including telecopy or similar writing) and will be given:

              If to the Company, to:

              WilTel Communications Group, Inc.
              One Technology Center
              Tulsa, Oklahoma 74103
              Attention:  P. David Newsome, Jr., Esq.
              Fax:  (918) 547-0048



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             with a copy to:                  and:

             Jones, Day, Reavis & Pogue       Kirkland & Ellis
             222 East 41st Street             777 South Figueroa Street
             New York, New York 10017         Suite 3400
             Attention:  Corinne Ball, Esq.   Los Angeles, CA  90017
             Fax:  (212) 755-7306             Attention:  Richard L. Wynne, Esq.
                                              Fax:  (213) 680-8500

             If to TWC, to:

             The Williams Companies, Inc.
             One Williams Center
             Tulsa, OK 74172
             Attention:  Jack D. McCarthy
                         Brian Shore, Esq.
             Fax:  (918)573-4503

             with a copy to:

             White & Case LLP
             1155 Avenue of the Americas
             New York, New York 10036
             Attention:  John Reiss, Esq.
             Fax:  (212) 354-8113

             and

             White & Case LLP
             First Union Financial Center
             200 South Biscayne Boulevard
             Miami, FL 33131-2352
             Attention:  Thomas E Lauria, Esq.
             Fax:  (305) 358-5744

or such other address or telecopier number as such party may hereafter specify by notice to the other party hereto. Each such notice, request or other communication will be effective only when actually delivered at the address specified in this Section 5.3, if delivered prior to 5:00 p.m.(local time) and such day is a business day, and if not, then such notice, request or other communication will not be effective until the next succeeding business day.

              5.4 Amendments: No Waivers. (a) Any provision of this
Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by the Company and TWC (who will have the authority to bind all Investors), or in the case of a waiver, by the party against whom the waiver is to be effective.



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                  (a) No failure or delay by any party in exercising any right, power or privilege hereunder will operate as a waiver thereof nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided will be cumulative and not exclusive of any rights or remedies provided by law.

              5.5 Successors and Assigns. The provisions of this Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided, however, that none of the parties may assign, delegate or otherwise transfer any of their rights or obligations under this Agreement without the written consent of the other parties hereto, except that TWC may transfer any of its rights hereunder to any of its Subsidiaries (and any such Subsidiary may further transfer its rights hereunder to other Subsidiaries of TWC). Neither this Agreement nor any provision hereof is intended to confer upon any Person other than the parties hereto or their permitted transferees any rights or remedies hereunder

              5.6 Rule 144 Eligibility. The Company agrees that, if the Company is required to file reports under the Exchange Act, for so long as and to the extent necessary to permit any Investor to sell any Voting Securities pursuant to Rule 144, the Company will use its reasonable efforts to file, on a timely basis, all reports required to be filed with the SEC by it pursuant to Section 13 of the Exchange Act, furnish to the Investors upon request a written statement as to whether the Company has complied with such reporting requirements during the 12 months preceding any proposed sale under Rule 144 and otherwise use its reasonable efforts to permit such sales pursuant to Rule 144.

              5.7 Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which will be deemed an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement will become effective when each party hereto receives a counterpart hereof signed by the other party hereto. A facsimile copy of a signature page shall be deemed to be an original signature page.

              5.8 Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings and negotiations, both written and oral, between the parties with respect thereto.

              5.9 Governing Law. This Agreement will be construed in accordance with and governed by the laws of the State of New York, without giving effect to the principles of conflict of laws thereof.

              5.10 Calculation of Beneficial Ownership. Any provision in this Agreement that refers to a percentage of Common Stock or Voting Securities will be calculated based on the aggregate number of issued and outstanding securities at the time of such calculation, but will not include in the denominator any such securities issuable upon any options, warrants or other securities that are exercisable for such securities.

              5.11 Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every




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other respect and of the remaining provisions contained herein will not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto will be enforceable to the fullest extent permitted by law.

              5.12 Jurisdiction; Consent to Service of Process. Each party hereby irrevocably submits, for itself and its property, to the non-exclusive jurisdiction of the Supreme Court of the State of New York located in New York, New York or the United States District for the Southern District of New York (as applicable, a "New York Court"), and any appellate court from any such court, in any suit, action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment resulting from any such suit, action or proceeding, and each party hereby irrevocably and unconditionally agrees that all claims in respect of any such suit, action or proceeding may be heard and determined in the New York Court. Each party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, (i) any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in the New York Court, (ii) the defense of an inconvenient forum to the maintenance of such suit, action or proceeding in any such court, and (iii) the right to object, with respect to such suit, action or proceeding, that such court does not have jurisdiction over such party. Each party irrevocably consents to service of process in any manner permitted by law.

              5.13 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT.

              5.14 No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

              5.15 Relationship to Certain Restrictions in the Company's Articles of Incorporation. Neither (a) the approval of the Board of Directors of the Company of this Agreement, the transactions contemplated hereby or any of the transactions contemplated by the Plan consummated in connection with the execution and delivery of this Agreement or (b) the Company's execution and delivery of this Agreement, will in any such case be deemed to be approval of any transaction or transfer of Securities for purposes of Article IV, Section 3.C. or 3.G. of the Articles of Incorporation, whether or not such transaction or Transfer would otherwise be permitted under this Agreement.


                            [Signature page follows]



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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                THE WILLIAMS COMPANIES, INC.


                                By:  /s/ JACK D. MCCARTHY
                                   --------------------------------------
                                      Name:  Jack D. McCarthy
                                      Title: Senior Vice President and
                                             Chief Financial Officer


                                WILTEL COMMUNICATIONS GROUP, INC.


                                By:   /s/ HOWARD S. KALIKA
                                    -------------------------------------
                                      Name:  Howard S. Kalika
                                      Title: Vice President